PremierWest BANCORP

D.A. Davidson & Co. 9th Annual Financial Services Conference


PORTLAND
I-5
97
REDMOND
BEND
EUGENE
DRAIN
SUTHERLIN
GLIDE
ROSEBURG
WINSTON
GRANTS PASS
SHADY COVE
EAGLE POINT
CENTRAL POINT
MEDFORD
Oregon
ASHLAND
KLAMATH FALLS
YREKA
California
DORRIS
GREENVIEW
TULELAKE
WEED
MT. SHASTA
MC CLOUD
DUNSMUIR
REDDING
ANDERSON
RED BLUFF
CORNING
CHICO
ROSEVILLE
WOODLAND
SACRAMENTO



People doing business with people.

PremierWest. BANCORP

Forward Looking Statement Disclosure



97
I-5
PORTLAND
REDMOND
BEND
EUGENE
DRAIN
SUTHERLIN
GLIDE
ROSEBURG
WINSTON
SHADY COVE
GRANTS PASS
EAGLE POINT
CENTRAL POINT
Oregon
MEDFORD
KLAMATH FALLS
ASHLAND
California
YREKA
DORRIS
GREENVIEW
TULELAKE
WEED
MT. SHASTA
MC CLOUD
DUNSMUIR
REDDING
ANDERSON
RED BLUFF
CORNING
CHICO
WOODLAND
ROSEVILLE
SACRAMENTO

This presentation contains forward-looking statements. Actual results may differ materially from those currently expected. Additional information concerning factors that could cause such a difference is contained in the Company's most recent filings with the Securities & Exchange commission. PremierWest assumes no obligation to update forward-looking statements that become inaccurate as a result of subsequent events.


PORTLAND
97
I-5
REDMOND
BEND
EUGENE
DRAIN
SUTHERLIN
GLIDE
ROSEBURG
WINSTON
SHADY COVE
GRANTS PASS
EAGLE POINT
CENTRAL POINT
Oregon
MEDFORD
KLAMATH FALLS
ASHLAND
YREKA
California
DORRIS
GREENVIEW
TULELAKE
WEED
MT. SHASTA
MC CLOUD
DUNSMUIR
REDDING
ANDERSON
RED BLUFF
CORNING
CHICO
WOODLAND
ROSEVILLE
SACRAMENTO

PremierWest. BANCORP

$ 1.03 Billion Financial Services Company

Nasdaq SmallCap:

PRWT

PremierWest Bank

PremierWest Mortgage Division

Premier Finance Company

PremierWest Investment Services, Inc.

People doing business with people.


PORTLAND
97
I-5
REDMOND
BEND
EUGENE
DRAIN
SUTHERLIN
GLIDE
ROSEBURG
WINSTON
SHADY COVE
GRANTS PASS
EAGLE POINT
CENTRAL POINT
Oregon
MEDFORD
KLAMATH FALLS
ASHLAND
California
YREKA
DORRIS
GREENVIEW
TULELAKE
WEED
MT. SHASTA
MC CLOUD
DUNSMUIR
REDDING
ANDERSON
RED BLUFF
CORNING
CHICO
WOODLAND
ROSEVILLE
SACRAMENTO

PremierWest. BANCORP

MISSION STATEMENT

(Why We Are In Business)

PremierWest is an organization that simplifies financial services through "people doing business with people."

People doing business with people.

PremierWest BANCORP

History



PORTLAND
97
I-5
BEND
EUGENE
DRAIN
SUTHERLIN
GLIDE
ROSEBURG
WINSTON
GRANTS PASS
EAGLE POINT
CENTRAL POINT
MEDFORD
Oregon
KLAMATH FALLS
YREKA
California
DORRIS
GREENVIEW
TULELAKE
WEED
MT. SHASTA
MC CLOUD
DUNSMUIR
REDDING
ANDERSON
RED BLUFF
CORNING
CHICO
ROSEVILLE
WOODLAND
SACRAMENTO

1992	- Bank of Southern Oregon
1998	- New Management
1999	- Central Point De Novo
2000	- United Bancorp (8 offices)
	- *PremierWest Bancorp*
	- PremierWest Finance Company
2000	- PremierWest Mortgage Division
2001	- PremierWest Investment Services, Inc.
	- Timberline Bank (8 CA offices)
	- 2 Grants Pass De Novos
	- Rogue Manor De Novo
2003	- 2 Medford De Novos
	- Redding De Novo
2004	- Mid Valley Bank (5 offices)
	- Klamath Falls De Novo
	- Grants Pass Finance Co.
	- Roseburg Finance Co.
	- Woodland De Novo
	- Bend LPO
2005	- Cypress Avenue Branch, Redding
	- Roseville De Novo
	- Eagle Point De Novo
	- Anderson De Novo
2006	- Shady Cove Branch De Novo
	- Ashland Branch De Novo
	- Redmond De Novo
2007	- Bend De Novo

- 3 Bank Acquisitions (21 Branches – 2 States)
- 17 De Novo Branches

People doing business with people.

PremierWest Today


I-5
97
PORTLAND
REDMOND
BEND
EUGENE
DRAIN
SUTHERLIN
GLIDE
ROSEBURG
WINSTON
SHADY COVE
GRANTS PASS
EAGLE POINT
CENTRAL POINT
Oregon
MEDFORD
KLAMATH FALLS
ASHLAND
California
YREKA
DORRIS
GREENVIEW
TULELAKE
WEED
MT. SHASTA
MC CLOUD
DUNSMUIR
REDDING
ANDERSON
RED BLUFF
CORNING
CHICO
WOODLAND
ROSEVILLE
SACRAMENTO

PremierWest BANCORP

40 Full Service PremierWest Bank Offices

PremierWest Mortgage Division
Premier Finance Company
PremierWest Investment Services, Inc.

People doing business with people.

PremierWest BANCORP

Positioned in 4 of top 20 growth markets on the West


PORTLAND
97
I-5
REDMOND
BEND
EUGENE
DRAIN
SUTHERLIN
GLIDE
ROSEBURG
WINSTON
SHADY COVE
GRANTS PASS
EAGLE POINT
CENTRAL POINT
Oregon
MEDFORD
KLAMATH FALLS
ASHLAND
California
YREKA
DORRIS
GREENVIEW
TULELAKE
WEED
MT. SHASTA
MC CLOUD
DUNSMUIR
REDDING
ANDERSON
RED BLUFF
CORNING
CHICO
WOODLAND
ROSEVILLE
SACRAMENTO


PremierWest Territory
Pacific Ocean
Bend, OR MSA
Roseburg, OR MSA
Medford, OR MSA
Klamath, OR County
Siskiyou, CA County
Redding, CA County
Tehama, CA County
Butte, CA County
Sacramento, CA MSA

People doing business with people.

PremierWest BANCORP

Top Growth MSAs on the West Coast



PORTLAND
I-5
97
REDMOND
BEND
EUGENE
DRAIN
SUTHERLIN
GLIDE
ROSEBURG
WINSTON
SHADY COVE
GRANTS PASS
EAGLE POINT
CENTRAL POINT
Oregon
MEDFORD
ASHLAND
KLAMATH FALLS
YREKA
California
DORRIS
GREENVIEW
TULELAKE
WEED
MT. SHASTA
MC CLOUD
DUNSMUIR
REDDING
ANDERSON
RED BLUFF
CORNING
CHICO
WOODLAND
ROSEVILLE
SACRAMENTO



Salem
Eugene
OREGON
IDAHO
Boise
MONTANA
WYOMING
Pacific Ocean
Reno
CALIFORNIA
Sacramento
Oakland
Stockton
San Francisco
Modesto
San Jose
Salinas
Fresno
UTAH
ARIZONA

MSA Name	State	Total Population 2005 (Actual)	Projected Population Change 2005-2010 (%)	Projected HH Income Change 2005-2010 (%)
Bend Area	OR	160,000	20.76	14.57
Medford Area	OR	227,000	9.53	14.85
Redding Area	CA	190,000	8.97	14.32
Sacramento	CA	2,057,382	14.25	17.33

People doing business with people.

PremierWest BANCORP

Market Share – June 30, 2006


PORTLAND
97
I-5
REDMOND
BEND
EUGENE
DRAIN
SUTHERLIN
GLIDE
ROSEBURG
WINSTON
SHADY COVE
GRANTS PASS
EAGLE POINT
CENTRAL POINT
Oregon
MEDFORD
KLAMATH FALLS
ASHLAND
YREKA
California
DORRIS
GREENVIEW
TULELAKE
WEED
MT. SHASTA
MC CLOUD
DUNSMUIR
REDDING
ANDERSON
RED BLUFF
CORNING
CHICO
WOODLAND
ROSEVILLE
SACRAMENTO

Totals Per County

County	2006 %	
Siskiyou	18.20%	15.27%
Tehama	17.35%	
Douglas	16.73%	
Jackson	13.29%	
Josephine	2.91%	1.03%
Shasta	2.64%	
Klamath	1.13%	
Yolo	0.94%	
Butte	0.33%	
Deschutes	0.16%	
Placer	0.14%	

People doing business with people.

PremierWest BANCORP

Deposit Mix



PORTLAND
I-5
97
REDMOND
BEND
EUGENE
DRAIN
SUTHERLIN
GLIDE
ROSEBURG
WINSTON
SHADY COVE
GRANTS PASS
EAGLE POINT
CENTRAL POINT
MEDFORD
Oregon
KLAMATH FALLS
ASHLAND
YREKA
DORRIS
California
GREENVIEW
TULELAKE
WEED
MT. SHASTA
MC CLOUD
DUNSMUIR
REDDING
ANDERSON
RED BLUFF
CORNING
CHICO
WOODLAND
ROSEVILLE
SACRAMENTO



TCD's>$100M 14%
TCD's<$100M 19%
Savings 8%
NonInt DDA 22%
MMDA 27%
NOW 10%

86% Core Deposits
No Brokered
Deposits



Northern CA 31%
Deschutes Co. 2%
Roseville-Woodland 5%
Klamath Falls 2%
Douglas Co. 19%
Jackson/Josephine Co. 41%

People doing business with people.

PremierWest BANCORP

Funding – 30,000 Customer


97
I-5
PORTLAND
REDMOND
BEND
EUGENE
DRAIN
SUTHERLIN
GLIDE
ROSEBURG
WINSTON
SHADY COVE
GRANTS PASS
EAGLE POINT
CENTRAL POINT
Oregon
MEDFORD
KLAMATH FALLS
ASHLAND
YREKA
California
DORRIS
GREENVIEW
TULELAKE
WEED
MT. SHASTA
MC CLOUD
DUNSMUIR
REDDING
ANDERSON
RED BLUFF
CORNING
CHICO
WOODLAND
ROSEVILLE
SACRAMENTO

Commercial (12%)

32% of Deposits
Avg. Deposit $77,000
38% Non-Int DDA



Other (3%)

12% of Deposits
Avg. Deposit $94,000
23% Non-Int DDA

Retail (85%)

56% of Deposits
Avg. Deposit $18,000
15% Non-Int DDA

People doing business with people.

PremierWest. BANCORP



PORTLAND
97
I-5
REDMOND
BEND
EUGENE
DRAIN
SUTHERLIN
GLIDE
ROSEBURG
WINSTON
SHADY COVE
GRANTS PASS
EAGLE POINT
CENTRAL POINT
MEDFORD
Oregon
KLAMATH FALLS
ASHLAND
YREKA
California
DORRIS
GREENVIEW
TULELAKE
WEED
MT. SHASTA
MC CLOUD
DUNSMUIR
REDDING
ANDERSON
RED BLUFF
CORNING
CHICO
WOODLAND
ROSEVILLE
SACRAMENTO

Loan Diversification



Residential RE 2%
Consumer 5%
Res SFR 1-4 Const 13%
Ag/Farm 2%
CRE Const 9%
C & I 29%
CRE 40%



Northern CA 18%
Deschutes Co. 8%
Roseville-Woodland 9%
Klamath Falls 3%
Douglas Co. 13%
Jackson/Josephine Co. 49%

People doing business with people.

PremierWest. BANCORP

Non-Performing Assets



I-5
97
PORTLAND
REDMOND
BEND
EUGENE
DRAIN
SUTHERLIN
GLIDE
ROSEBURG
WINSTON
SHADY COVE
GRANTS PASS
EAGLE POINT
CENTRAL POINT
MEDFORD
Oregon
KLAMATH FALLS
ASHLAND
YREKA
California
DORRIS
GREENVIEW
TULELAKE
WEED
MT. SHASTA
MC CLOUD
DUNSMUIR
REDDING
ANDERSON
RED BLUFF
CORNING
CHICO
WOODLAND
ROSEVILLE
SACRAMENTO



2.00%
1.50%
1.00%
0.50%
0.00%
Mid Valley Bank Acquisition
0.22%
Q1 Q2 Q3 Q4
2001
Q1 Q2 Q3 Q4
2002
Q1 Q2 Q3 Q4
2003
Q1 Q2 Q3 Q4
2004
Q1 Q2 Q3 Q4
2005
Q1 Q2 Q3 Q4
2006
Q1
2007

People doing business with people.

PremierWest BANCORP

Strong Net Interest Margin



PORTLAND
I-5
97
REDMOND
BEND
EUGENE
DRAIN
SUTHERLIN
GLIDE
ROSEBURG
WINSTON
SHADY COVE
GRANTS PASS
EAGLE POINT
CENTRAL POINT
Oregon
MEDFORD
KLAMATH FALLS
ASHLAND
YREKA
California
DORRIS
GREENVIEW
TULELAKE
WEED
MT. SHASTA
MC CLOUD
DUNSMUIR
REDDING
ANDERSON
RED BLUFF
CORNING
CHICO
WOODLAND
ROSEVILLE
SACRAMENTO



PRWT NIM
Peer NIM
7.00%
6.50%
6.00%
5.50%
5.00%
4.50%
4.00%
3.50%
Q4
Q1 Q2 Q3 Q4
Q1 Q2 Q3 Q4
Q1 Q2 Q3 Q4
Q1 Q2 Q3 Q4
Q1 Q2 Q3 Q4
Q1
2001
2002
2003
2004
2005
2006
2007

People doing business with people.

Efficiency Ratio


PORTLAND
97
I-5
REDMOND
BEND
EUGENE
DRAIN
SUTHERLIN
GLIDE
ROSEBURG
WINSTON
SHADY COVE
GRANTS PASS
EAGLE POINT
CENTRAL POINT
Oregon
MEDFORD
KLAMATH FALLS
ASHLAND
YREKA
DORRIS
California
GREENVIEW
TULELAKE
WEED
MT. SHASTA
MC CLOUD
DUNSMUIR
REDDING
ANDERSON
RED BLUFF
CORNING
CHICO
WOODLAND
ROSEVILLE
SACRAMENTO

Consistent Improvement
(38 New Locations - Includes 17 De Novo Branches)


90%
85%
80%
75%
70%
65%
60%
Timberline Bank Acquisition
Mid Valley Bank Acquisition
63.2%
Q1 Q2 Q3 Q4
2001
2002
2003
2004
2005
2006
2007

People doing business with people.

Earnings per Share (Fully Diluted)


PORTLAND
97
I-5
REDMOND
BEND
EUGENE
DRAIN
SUTHERLIN
GLIDE
ROSEBURG
WINSTON
SHADY COVE
GRANTS PASS
EAGLE POINT
CENTRAL POINT
MEDFORD
Oregon
KLAMATH FALLS
ASHLAND
YREKA
DORRIS
California
GREENVIEW
TULELAKE
WEED
MT. SHASTA
MC CLOUD
DUNSMUIR
REDDING
ANDERSON
RED BLUFF
CORNING
CHICO
WOODLAND
ROSEVILLE
SACRAMENTO


Consistent Earnings Growth
(38 New Locations - Includes 17 De Novo Branches)
$1.00
$0.90
$0.80
$0.70
$0.60
$0.50
$0.40
$0.30
$0.20
$0.31
$0.42
$0.53
$0.75
$0.83
2002
2003
2004
2005
2006

People doing business with people.

Total Return Performance



PremierWest Bancorp
SNL NASDAQ Bank
NASDAQ Composite
400
350
300
250
200
150
100
50
0
12/31/01
12/31/02
12/31/03
12/31/04
12/31/05
12/31/06



PORTLAND
I-5
97
REDMOND
BEND
EUGENE
DRAIN
SUTHERLIN
GLIDE
ROSEBURG
WINSTON
SHADY COVE
GRANTS PASS
EAGLE POINT
CENTRAL POINT
MEDFORD
Oregon
ASHLAND
KLAMATH FALLS
California
YREKA
DORRIS
GREENVIEW
TULELAKE
WEED
MT. SHASTA
MC CLOUD
DUNSMUIR
REDDING
ANDERSON
RED BLUFF
CORNING
CHICO
WOODLAND
ROSEVILLE
SACRAMENTO

People doing business with people.


PORTLAND
97
I-5
REDMOND
BEND
EUGENE
DRAIN
SUTHERLIN
GLIDE
ROSEBURG
WINSTON
SHADY COVE
GRANTS PASS
EAGLE POINT
CENTRAL POINT
Oregon
MEDFORD
KLAMATH FALLS
ASHLAND
YREKA
California
DORRIS
GREENVIEW
TULELAKE
WEED
MT. SHASTA
MC CLOUD
DUNSMUIR
REDDING
ANDERSON
RED BLUFF
CORNING
CHICO
WOODLAND
ROSEVILLE
SACRAMENTO

PremierWest BANCORP

Capital

	Leverage	Tier 1	Total
PremierWest	**11.32%**	**11.00%**	**12.05%**
Well Capitalized	5.00%	6.00%	10.00%


PORTLAND
97
I-5
REDMOND
BEND
EUGENE
DRAIN
SUTHERLIN
GLIDE
ROSEBURG
WINSTON
SHADY COVE
GRANTS PASS
EAGLE POINT
CENTRAL POINT
Oregon
MEDFORD
KLAMATH FALLS
ASHLAND
YREKA
DORRIS
California
GREENVIEW
TULELAKE
WEED
MT. SHASTA
MC CLOUD
DUNSMUIR
REDDING
ANDERSON
RED BLUFF
CORNING
CHICO
WOODLAND
ROSEVILLE
SACRAMENTO

PremierWest BANCORP

Ownership

Institutional	11%
Directors/Exec. Officers	13%
Employee 401 K	2%
Other Investors	74%

People doing business with people.

PremierWest BANCORP

Great Opportunity



PORTLAND
97
I-5
REDMOND
BEND
EUGENE
DRAIN
SUTHERLIN
GLIDE
ROSEBURG
WINSTON
SHADY COVE
GRANTS PASS
EAGLE POINT
CENTRAL POINT
Oregon
MEDFORD
KLAMATH FALLS
ASHLAND
YREKA
California
DORRIS
GREENVIEW
TULELAKE
WEED
MT. SHASTA
MC CLOUD
DUNSMUIR
REDDING
ANDERSON
RED BLUFF
CORNING
CHICO
WOODLAND
ROSEVILLE
SACRAMENTO

$20 Billion Market

People doing business with people.


PORTLAND
I-5
97
REDMOND
BEND
EUGENE
DRAIN
SUTHERLIN
GLIDE
ROSEBURG
WINSTON
SHADY COVE
GRANTS PASS
EAGLE POINT
CENTRAL POINT
MEDFORD
Oregon
KLAMATH FALLS
ASHLAND
YREKA
California
DORRIS
GREENVIEW
TULELAKE
WEED
MT. SHASTA
MC CLOUD
DUNSMUIR
REDDING
ANDERSON
RED BLUFF
CORNING
CHICO
WOODLAND
ROSEVILLE
SACRAMENTO

PremierWest BANCORP

Reasons to Invest

Consistent Growth Strategy
Proven Execution

- Strategy Initiated in 1998
- 17 De Novo Branches over Nine Years
- 3 Successful Bank Acquisitions
- Consistent Double Digit Year over Year EPS Growth
- Growing Markets with Great Opportunities

People doing business with people.